                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant  |X|        Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant toss.240.14a-12

                                    UTG, INC
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
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     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount of which the
          filing  fee  is   calculated   and  state  how  it  was   determined):
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     (5)  Total                             fee                            paid:
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|_|  Fee paid previously with preliminary materials.

|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                   UTG, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held on Wednesday, June 21, 2006

To the Shareholders of UTG, INC.

NOTICE IS HEREBY GIVEN that the Annual  Meeting of  Shareholders  of UTG Inc., a
Delaware corporation ("UTG"), will be held on Wednesday,  June 21, 2006 at 10:00
a.m. at the  corporate  headquarters  at 5250 South Sixth  Street,  Springfield,
Illinois 62703 for the following purposes:

     1.   To elect ten  directors of UTG to serve for a term of one (1) year and until their successors are elected and qualified;

     2.   To  consider  and act upon such  other  business  as may  properly  be brought before the meeting.

The Board of  Directors  has fixed the close of  business  on May 1, 2006 as the record date for the Annual Meeting.  Only shareholders of record as of the close of  business  on the record  date are  entitled  to notice of and to vote at the
Annual Meeting.

Whether  or not you plan to attend the  Annual  Meeting,  you are urged to mark, date and sign the enclosed  proxy and return it promptly so that your shares can be represented  and voted at the Annual  Meeting.  A proxy may be revoked at any time prior to its exercise at the Annual  Meeting by following the  instructions in the  accompanying  proxy  statement and will not affect your right to vote in person in the event that you decide to attend the meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                           UTG, INC.

                                                 /s/ Theodore C. Miller

                                                 Theodore C. Miller, Secretary

Dated:  May 24, 2006
Springfield, Illinois

                            YOUR VOTE IS IMPORTANT!

PLEASE  COMPLETE,  DATE,  SIGN AND  PROMPTLY  RETURN YOUR PROXY IN THE  ENCLOSED
ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                     PROXY STATEMENT FOR ANNUAL MEETING OF
                                SHAREHOLDERS OF
                                   UTG, INC.

                   GENERAL INFORMATION REGARDING SOLICITATION

The Annual  Meeting of the  Shareholders  of UTG,  Inc., a Delaware  corporation
("UTG" or the "Company"), will be held on Wednesday, June 21, 2006 at 10:00 a.m.
at the corporate headquarters at 5250 South Sixth Street, Springfield,  Illinois
62703. The mailing address of UTG's principal executive office is P.O. Box 5147,
Springfield, Illinois 62705.

This proxy  statement  is being sent to each  holder of record of the issued and outstanding shares of common stock of UTG, no par value (the "Common Stock"), as of the close of business on May 1, 2006, in order to furnish to each shareholder information relating to the business to be transacted at the meeting.

This proxy statement and the enclosed proxy are being mailed on or about May 24,
2006  to the  shareholders  of UTG  entitled  to  notice  of and to  vote at the meeting.  The Annual  Report of UTG for the fiscal year ended  December 31, 2005 has been mailed to  shareholders  with this proxy  statement.  UTG will bear the cost of soliciting proxies from its shareholders.  UTG may reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to the beneficial owners of Common Stock.  Solicitations may be made by telephone,  fax or by personal calls, and it is anticipated that such solicitations will consist primarily of requests to brokerage houses, custodians, nominees, and fiduciaries to forward the soliciting  material to the  beneficial  owners of shares held of record by such persons. If necessary,  officers and regular employees of UTG may by telephone or personal interview request the return of proxies.

                                     VOTING

The  enclosed  proxy is  solicited by and on behalf of the Board of Directors of
UTG. If you are unable to attend the meeting on Wednesday, June 21, 2006, please complete the enclosed proxy and return it to us in the accompanying  envelope so that your shares will be represented and voted at the meeting.

When the enclosed proxy is duly executed and returned in advance of the meeting, and is not revoked,  the shares represented  thereby will be voted in accordance with the authority contained therein.  Any shareholder giving a proxy may revoke it at any time  before  it is  voted by  delivering  to the  Secretary  of UTG a written  notice of revocation or a duly executed  proxy bearing a later date, or by  attending  the  meeting  and voting his or her shares in person.  If a proxy fails to specify how it is to be voted,  it will be voted "FOR" the  election of the directors.

Inspectors  of election  will be  appointed  to tabulate the number of shares of
Common  Stock  represented  at the meeting in person or by proxy,  to  determine whether or not a quorum is present  and to count all votes cast at the  meeting.
The holders of a majority of the  outstanding  shares of Common  Stock as of the record  date must be  represented  at the meeting in person or by proxy in order for a quorum to be present at the meeting. The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of  determining  the presence of a quorum.  Abstentions  and broker non-votes  will have no effect on the  election of  directors  but will have the effect of a vote  against any other  matter  submitted to a vote at the meeting.
The holders of Common  Stock as of the record date are  entitled to one vote per share of Common Stock with respect to the election of  directors,  and any other matter  that may be  submitted  to a vote at the  meeting.  With  respect to the election of  directors,  the  affirmative  vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees  receiving the greatest  number of votes will be elected).  There are no cumulative  voting rights with respect to the election of directors.  The  affirmative  vote of the holders of a majority of the shares of Common Stock  represented in person or by proxy at the annual  meeting is required to approve any other matter that may be submitted to a vote at the meeting.  Management is not aware of any matter other than the  election of  directors to be brought  before the  shareholders  at the meeting.

The Correll  affiliates hold  approximately 67% of the outstanding  Common Stock
(See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS") and intend to vote their shares in favor of the election of directors.

                         VOTING SECURITIES OUTSTANDING

May 1,  2006  has  been  fixed  as the  record  date  for the  determination  of shareholders  entitled  to notice of and to vote at the  annual  meeting  or any adjournments  or  postponements  thereof.  On that  date,  UTG  had  outstanding
3,888,476  shares  of  Common  Stock.  No  other  voting  securities  of UTG are outstanding.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The  following  table sets forth the name and address of the persons or entities known to be the beneficial  owners of more than 5% of UTG's  outstanding  Common
Stock and shows:  (i) the total  number of shares of Common  Stock  beneficially owned by such  person as of May 1, 2006 and the  nature of such  ownership;  and
(ii) the percent of the issued and  outstanding  shares of Common Stock so owned as of the same date.

Title                 Name and Address                      Amount and Nature of       Percent
of Class              of Beneficial Owner (1)               Beneficial Ownership       of Class (2)

Common Stock,         Jess T. Correll                         185,454          (3)         4.8%
no par value          First Southern Bancorp, Inc.          1,739,072       (3)(4)        44.7%
                      First Southern Funding, LLC             335,453       (3)(4)         8.6%
                      First Southern Holdings, LLC          1,483,791       (3)(4)        38.2%
                      First Southern Capital Corp., LLC       237,333       (3)(4)         6.1%
                      First Southern Investments, LLC          24,086                      0.6%
                      Ward F. Correll                          98,523          (5)         2.5%
                      WCorrell, Limited Partnership            72,750          (3)         1.9%
                      Cumberland Lake Shell, Inc.              98,523          (5)         2.5%

                      Total(6)                              2,619,921                     67.4%

(1)  The  address  for each of  Jesse  Correll,  First  Southern  Bancorp,  Inc.
     ("FSBI"), First Southern Funding, LLC ("FSF"), First Southern Holdings, LLC
     ("FSH"),   First  Southern  Capital  Corp.,  LLC  ("FSC"),  First  Southern
     Investments,  LLC ("FSI"),  and WCorrell,  Limited  Partnership  ("WCorrell
     LP"), is P.O. Box 328, 99 Lancaster Street,  Stanford,  Kentucky 40484. The
     address for each of Ward Correll and Cumberland Lake Shell, Inc. ("CLS") is
     P.O. Box 430, 150 Railroad Drive, Somerset, Kentucky 42502.

(2)  The percentage of outstanding shares is based on 3,888,476 shares of Common
     Stock outstanding as of May 1, 2006.

(3)  The share  ownership of Jesse Correll  listed  includes  112,704  shares of
     Common Stock owned by him individually.  The share ownership of Mr. Correll also  includes  72,750  shares of Common  Stock held by  WCorrell,  Limited
     Partnership,  a limited partnership in which Mr. Correll serves as managing general  partner and, as such, has sole voting and  dispositive  power over the shares held by it. In  addition,  by virtue of his  ownership of voting securities  of FSF and FSBI,  and in turn,  their  ownership of 100% of the outstanding  membership  interests of FSH,  Jesse  Correll may be deemed to beneficially  own the total number of shares of Common Stock owned by FSBI,
     FSF and FSH, and may be deemed to share with FSBI, FSF and FSH the right to vote and to dispose of such shares.  Mr. Correll owns  approximately 84% of the outstanding membership interests of FSF; he owns directly approximately
     50%,  companies he controls own approximately  12%, and he has the power to vote but does not own an additional 3% of the  outstanding  voting stock of
     FSBI. FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership  interests  of FSH.  Mr.  Correll  is also a manager  of FSC and thereby may also be deemed to  beneficially  own the total number of shares of Common  Stock owned by FSC, and may be deemed to share with it the right to vote and to dispose of such shares.  The  aggregate  number of shares of
     Common Stock held by these other entities,  as shown in the above table, is
     1,976,405 shares.

(4)  The share ownership of FSBI consists of 255,281 shares of Common Stock held by FSBI directly and 1,483,791  shares of Common Stock held by FSH of which
     FSBI is a 99% member  and FSF is a 1%  member,  as  described  above.  As a result,  FSBI may be deemed to share the voting and dispositive  power over the shares held by FSH.

(5)  Represents  the shares of Common Stock held by CLS, all of the  outstanding voting  shares  of which are owned by Ward F.  Correll  and his wife.  As a result,  Ward F. Correll may be deemed to share the voting and  dispositive power over these shares.

(6)  According to the most recent  Schedule  13D, as amended,  filed  jointly by each of the entities and persons listed above,  Jesse Correll,  FSBI,  FSF,
     FSH, FSC, and FSI, have agreed in principle to act together for the purpose of acquiring or holding equity securities of UTG. In addition, the Schedule
     13D indicates  that because of their  relationships  with Jesse Correll and these other entities, Ward Correll, CLS, and WCorrell,  Limited Partnership
     may also be deemed to be members of this group.  Because the  Schedule  13D indicates that for its purposes,  each of these entities and persons may be deemed to have acquired  beneficial  ownership of the equity  securities of
     UTG  beneficially  owned by the other  entities and persons,  each has been identified and listed in the above tabulation.

                    SECURITY OWNERSHIP OF MANAGEMENT OF UTG

The following  table shows with respect to each of the  directors of UTG,  UTG's chief executive  officer and each of UTG's executive  officers whose salary plus bonus  exceeded  $100,000  for fiscal 2005,  and with  respect to all  executive officers  and  directors  of UTG as a group:  (i) the total  number of shares of
Common Stock of UTG, beneficially owned as of May 1, 2006 and the nature of such ownership;  and (ii) the percent of the issued and outstanding  shares of Common
Stock so owned, and granted stock options  exercisable  within 60 days of May 1,
2006.

                    Directors, Named Executive
Title               Officers, & All Directors &                        Amount and Nature of                 Percent
of Class            Executive Officers as a Group                      Beneficial Ownership                 of Class (1)

Common              John S. Albin                                         10,503   (2)                           *
Stock, no           Randall L. Attkisson                                       0   (3)                           *
par value           Joseph A. Brinck, II                                   4,000   (6)                           *
                    Jesse T. Correll                                   2,497,312   (4)                          64.2%
                    Ward F. Correll                                       98,523   (5)                           2.5%
                    Thomas F. Darden                                      29,095   (6)                           *
                    Theodore C. Miller                                    10,000   (6)                           *
                    William W. Perry                                      30,000   (6)                           *
                    James P. Rousey                                            0                                 *
                    All directors and executive officers
                    as a group (9 in number)                           2,667,433                                68.6%

(1)  The percentage of outstanding  shares for UTG is based on 3,888,476  shares of Common Stock outstanding as of May 1, 2006.

(2)  Includes 392 shares owned directly by Mr. Albin's spouse.

(3)  Randall L.  Attkisson is an associate and business  partner of Mr. Jesse T.
     Correll and holds minority ownership  positions in certain of the companies listed as owning UTG Common Stock including First Southern Bancorp, Inc.

(4)  The share ownership of Mr. Correll  includes 112,704 shares of Common Stock owned by him individually,  255,281 shares of Common Stock held by FSBI and
     335,453  shares of Common  Stock owned by FSF.  The share  ownership of Mr.
     Correll also includes 72,750 shares of Common Stock held by WCorrell, LP, a limited partnership in which Mr. Correll serves as managing general partner and, as such, has sole voting and dispositive power over the shares held by
     it. In addition, by virtue of his ownership of voting securities of FSF and
     FSBI, and in turn,  their ownership of 100% of the  outstanding  membership interests  of FSH (the holder of  1,483,791  shares of Common  Stock),  Mr.
     Correll  may be deemed to  beneficially  own the total  number of shares of
     Common Stock owned by FSH, and may be deemed to share with FSH the right to vote and to dispose of such shares.  Mr. Correll owns  approximately 84% of the outstanding membership interests of FSF; he owns directly approximately
     50%,  companies he controls own approximately  12%, and he has the power to vote but does not own an additional 3% of the  outstanding  voting stock of
     FSBI. FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership  interests  of FSH.  Mr.  Correll is also a manager of FSC,  and thereby may also be deemed to beneficially own the 237,333 shares of Common
     Stock held by FSC, and may be deemed to share with it the right to vote and to dispose of such shares.  Share ownership of Mr. Correll does not include
     24,086 shares of Common Stock held by FSI.

(5)  CLS owns  98,523  shares of Common  Stock,  all of the  outstanding  voting shares  of which are owned by Ward F.  Correll  and his wife.  As a result,
     Ward F.  Correll  may be deemed to share the voting and  dispositive  power over these shares. Ward F. Correll is the father of Jesse T. Correll. There are 72,750  shares of Common  Stock  owned by WCorrell LP in which Jesse T.
     Correll  serves as managing  general  partner and, as such, has sole voting and  dispositive  power  over the  shares of Common  Stock  held by it. The aforementioned  72,750 shares are deemed to be beneficially  owned by Jesse
     T. Correll.

(6)  Shares subject to UTG Employee and Director Stock Purchase Plan.

* Less than 1%.

Except as indicated above, the foregoing persons hold sole voting and investment power over the shares of Common Stock beneficially owned by them.

The following table shows with respect to each individual identified above under
Security Ownership of Management,  the ownership of shares of FSBI, an affiliate of UTG.

 Title            Director or                      Amount and Nature             Percent of
of Class     Executive Officer of UTG                of Ownership                 Class (1)

Common          Randall L. Attkisson                 6,642     (2)                  4.54%
Stock           Jesse T. Correll                   102,019  (3)(4)                 69.84%
                Ward F. Correll                     24,152  (4)(5)                 16.53%
                James P. Rousey                        961     (6)                   .66%

(1)  The  percentage of  outstanding  shares for FSBI is based on 146,071 shares outstanding as of March 31, 2006, including outstanding options.

(2)  Includes  3,161  shares  owned by Mr.  Attkisson's  spouse  and  options to purchase 792 shares that can be exercised at any time by Mr. Attkisson.

(3)  Includes 15,030 shares owned by the WCorrell, Limited Partnership, of which
     Jesse Correll is the managing general  partner,  and 3,461 shares which Mr.
     Correll  has the  power to vote and as to  which  he  disclaims  beneficial ownership.  Also  includes  options to purchase  12,621  shares that can be exercised at any time by Mr. Correll.

(4)  Includes options to purchase 8,530 shares that can be exercised at any time by either Jesse Correll, Ward Correll or the WCorrell, Limited Partnership.

(5)  Includes  15,030 shares owned by the  WCorrell,  LP and 592 shares owned by
     CLS.

(6)  Includes 99 shares owned by Mr. Rousey's spouse and options to purchase 194 shares that can be exercised at any time by Mr. Rousey.

The following table shows with respect to each individual identified above under security ownership of management the ownership held in FSF, an affiliate of UTG.

 Title        Director or Executive            Amount and Nature                 Percent of
of Class         Officer of UTG                   of Ownership                    Class (1)

Common         Randall L. Attkisson                   44.75                         4.8%
Stock          Jesse T. Correll                      766.07                        81.5%
               James P. Rousey                         4.70                          .5%

(1)  The  percentage  of  outstanding  units  for FSF is based on  939.77  units outstanding as of March 31, 2006.

                             THE BOARD OF DIRECTORS

In accordance with the laws of Delaware and the Certificate of Incorporation and
Bylaws of UTG, as amended,  UTG is managed by its executive  officers  under the direction  of the  Board  of  Directors.  Each of the  members  of the  board of directors  is  independent  (as defined  under NASD listing  standards),  except
Messrs.  Attkisson,  Jesse  Correll,  Ward Correll and Rousey.  The Board elects executive  officers,  evaluates  their  performance,  works with  management  in establishing  business  objectives  and considers  other  fundamental  corporate matters, such as the issuance of stock or other securities, the purchase or sale of a business and other  significant  corporate  business  transactions.  In the fiscal year ended  December 31, 2005,  the Board met four times.  All  directors attended at least 75% of all meetings of the board.  The Company does not have a policy  regarding  Board  members'  attendance at annual  meetings,  however all members are  encouraged  to attend.  All Board  members were present at the 2005 annual shareholders meeting.

The Board of  Directors  has an Audit  Committee  consisting  of Messrs.  Perry,
Albin, and Brinck. Each of the members of the Audit Committee is independent (as defined under NASD listing standards).  The Audit Committee performs such duties as  outlined in the  Company's  Audit  Committee  Charter.  The Audit  Committee
reviews and acts or reports to the Board with  respect to various  auditing  and accounting  matters,  the scope of the audit procedures and the results thereof, internal accounting and control systems of UTG, the nature of services performed for UTG and the fees to be paid to the independent auditors,  the performance of
UTG's independent and internal auditors and the accounting practices of UTG. The
Audit  Committee also  recommends to the full Board of Directors the auditors to be appointed by the Board. The Audit Committee met five times in 2005.

The Board has reviewed the  qualifications of each member of the audit committee and  determined no member of the committee  meets the definition of a "financial expert".  The Board concluded  however,  that each member of the committee has a proven track record as a successful businessman, each operating his own company, and their  experience as businessmen  provide a base of knowledge and experience adequate for participation as a member of the committee.

The compensation of UTG's executive  officers is determined by the full Board of
Directors (see report on Executive Compensation).

The  Board  of  Directors  does not have a  formal  nominating  committee,  or a committee  that  performs  similar  functions,  and does  not have a  nominating committee  charter.  The Board has concluded that the nominating  process should not be  limited  to  certain  members  so  that  a  comprehensive  selection  of candidates can be considered.  Therefore, the nomination process is conducted by the full Board of  Directors.  The Board of  Directors  has not adopted a formal policy with regard to the  consideration of director  candidates  recommended by
shareholders.   The  Board  of  Directors  will,   however,   consider  nominees
recommended by shareholders.  Shareholders  wishing to recommend  candidates for
Board membership must submit the  recommendations in writing to the Secretary of the  Company  at least 90 days  prior to a date  corresponding  to the  previous year's Annual Meeting,  with the submitting  shareholder's  name and address and pertinent  information  about the proposed nominee similar to that set forth for nominees  named herein.  Proposed  nominees will be considered in light of their potential contributions to the Board, their backgrounds,  their independence and such other factors as the Board considers appropriate.

Under UTG's  Bylaws,  the Board of Directors is comprised of at least six and no more than eleven  directors.  At December 31, 2005 the Board  consisted of eight directors.  At the April 18,  2006 Board of  Directors  meeting,  the  directors approved  expansion of the board from eight to ten members.  Shareholders  elect
Directors  to serve  for a period  of one  year at  UTG's  Annual  Shareholders'
meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors  and  officers of UTG file  periodic  reports  regarding  ownership of
Company  securities  with the  Securities  and Exchange  Commission  pursuant to
Section 16(a) of the Securities  Exchange Act of 1934 as amended,  and the rules promulgated thereunder.  During 2005, UTG was aware of the following individuals who filed a late  Form 4,  statement  of  changes  in  beneficial  ownership  of securities,  with the Securities and Exchange Commission,  Joseph A. Brinck, II,
director  and  Randall L.  Attkisson.  Mr.  Brinck  reported a purchase of 4,000 shares of UTG stock and Mr. Attkisson  reported a change in his deemed UTG stock through a sale of stock of an  intermediate  company.  SEC filings may be viewed from the Company's Web site www.utgins.com.

The  Board  of  Directors  has  provided  a  process  for  shareholders  to send communications  directly to the Board. These communications can be sent to James
Rousey,  Executive Vice President,  Chief Administrative Officer and Director of
UTG at the corporate  headquarters at 5250 South Sixth Street,  Springfield,  IL
62703

                     AUDIT COMMITTEE REPORT TO SHAREHOLDERS

In  connection  with the  December  31,  2005  financial  statements,  the audit committee:  (1) reviewed and discussed  the audited  financial  statements  with management; (2) discussed with the auditors the matters required by Statement on
Auditing  Standards No. 61; and (3) reviewed and discussed with the auditors the matters  required by Independence  Standards  Board  Statement No.1.  Based upon these reviews and discussions,  the audit committee  recommended to the Board of
Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

                      William W. Perry - Committee Chairman
                      John S. Albin
                      Joseph A. Brinck, II

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

At the annual meeting of  shareholders  of UTG, ten directors are to be elected, each  director  to hold  office  until  the next  annual  meeting  and until his successor is elected and qualified. Each nominee will be elected director by the affirmative  vote of a plurality  of the votes duly cast for such  nominee.  The persons  named in the proxy  intend to vote the  proxies  as  instructed  in the proxies.  If no instructions are given in a particular  proxy, the persons named in the proxy intend to vote the proxy for the nominees listed below.  Should any of the nominees listed below become unable or unwilling to accept  nomination or election,  it is intended, in the absence of contrary  specifications,  that the proxies  will be voted for the  balance  of those  named  and for a  substituted nominee or nominees; however, the management of UTG currently knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors  if elected.  Information  with respect to business  experience  of the  Board  of  Directors  has  been  furnished  by the respective  directors  or  obtained  from  the  records  of UTG.  The  following individuals are the nominees for the election of directors:

Name, Age

                    Position  with the Company,  Business  Experience  and Other
                    Directorships

John S. Albin, 77

                    Director  of UTG since  1984;  farmer in  Douglas  and Edgar
                    Counties,  Illinois  since  1951;  Chairman  of the Board of
                    Longview  State  Bank  from 1978 to 2005;  President  of the
                    Longview Capital Corporation,  a bank holding company, since
                    1978;  Chairman of First  National Bank of Ogden,  Illinois,
                    from 1987 to 2005;  Chairman  of the State Bank of  Chrisman from  1988 to  2005;  Chairman  of  First  National  Bank in
                    Georgetown from 1994 to 2005;  Director of Illini  Community
                    Development Corporation since 1990; Commissioner of Illinois
                    Student Assistance Commission from 1996 to 2002.

Randall L. Attkisson, 60

                    Director of UTG since 1999;  President  and Chief  Operating
                    Officer of UTG and Universal Guaranty Life Insurance Company
                    since 2001;  President,  Secretary  and  Treasurer  of First
                    Southern Holdings,  LLC since 2002; Chief Financial Officer,
                    Treasurer,  Director of First Southern Bancorp,  Inc, a bank holding company,  since 1986; Treasurer and Manager of First
                    Southern  Funding,  LLC since  1992;  Advisory  Director  of
                    Kentucky  Christian  Foundation since 2002;  Director of The
                    River Foundation,  Inc. since 1990;  President of Randall L.
                    Attkisson & Associates  from 1982 to 1986;  Commissioner  of
                    Kentucky  Department  of Banking &  Securities  from 1980 to
                    1982;  Self-employed  Banking  Consultant in Miami,  Florida from 1978 to 1980.

Joseph A. Brinck, II, 50

                    Director of UTG since 2003; CEO of Stelter & Brinck,  LTD, a
                    full  service   combustion   engineering  and  manufacturing
                    company,  from  1979  to  present;   President  of  Superior
                    Thermal,   LTD  from  1990  to  present.   Currently   holds
                    Professional Engineering licenses in Ohio, Kentucky, Indiana and Illinois.

Jesse T. Correll, 49

                    Chairman  and  CEO  of  UTG  and  Universal   Guaranty  Life
                    Insurance  Company  since 2000;  Director of UTG since 1999;
                    Chairman,  President,  Director of First  Southern  Bancorp,
                    Inc.  since  1983;  President,  Director  of First  Southern
                    Funding,  LLC since 1992;  President,  Director of The River
                    Foundation  since 1990;  Director of Thomas Nelson,  Inc., a
                    premier   publisher  of  Bibles  and  Christian  books  from
                    2001-2005;  Director of Computer Services, Inc., provider of bank  technology  products  and services  since 2001.  Jesse
                    Correll is the son of Ward Correll.

Ward F. Correll, 77

                    Director of UTG since 2000; President, Director of Tradeway,
                    Inc. of Somerset,  Kentucky since 1973; President,  Director of Cumberland Lake Shell,  Inc. of Somerset,  Kentucky since
                    1971; President, Director of Tradewind Shopping Center, Inc.
                    of Somerset, Kentucky since 1966; Director of First Southern
                    Bancorp,   Inc.  since  1987;  Director  of  First  Southern
                    Funding,  LLC since 1991;  Director of The River  Foundation since 1990; and Director of First Southern  Insurance Agency since 1987. Ward Correll is the father of Jesse Correll.

Thomas F. Darden, 51

                    Mr.  Darden  is the  Chief  Executive  Officer  of  Cherokee
                    Investment  Partners,  a  private  equity  fund with over $1 billion of capital for  investing in  brownfields.  Cherokee has offices in North Carolina, Colorado, New Jersey, London,
                    Toronto and  Montreal.  Beginning in 1984,  he served for 16
                    years  as  the  Chairman  of  Cherokee   Sanford   Group,  a
                    privately-held  brick  manufacturing  company  in the United
                    States  and   previously   the   Southeast's   largest  soil
                    remediation  company.  From 1981 to 1983,  Mr.  Darden was a consultant with Bain & Company in Boston. From 1977 to 1978,
                    he  worked  as  an  environmental   planner  for  the  Korea
                    Institute of Science and Technology in Seoul, where he was a
                    Henry Luce Foundation  Scholar.  Mr. Darden is on the Boards
                    of Shaw  University and the  University of North  Carolina's
                    Environmental  Department  and  Duke  University's  Nicholas
                    School of the  Environment.  He is on the Board of Directors
                    of the National  Brownfield  Association and on the Board of
                    Trustees of North Carolina Environmental Defense. Mr. Darden
                    is a director  of Winston  Hotels,  Inc (NYSE) and serves on the board of  governors  of Research  Triangle  Institute in
                    Research Triangle Park, N.C. He was chairman of the Research
                    Triangle Transit  Authority and served two terms on the N.C.
                    Board of Transportation through appointments by the Governor and the Speaker of the House. Mr. Darden earned a Masters in
                    Regional  Planning from the  University of North Carolina at
                    Chapel Hill, a Doctor of Jurisprudence  from Yale Law School and a Bachelor of Arts from the University of North Carolina at Chapel  Hill  where he was a Morehead  Scholar.  His 1976 undergraduate  thesis analyzed the  environmental  impact of third world development,  and his 1981 Yale thesis addressed interstate acid rain pollution. Mr. Darden and his wife Jody have three children, ages 18 to 27.

Howard L. Dayton, Jr., 62

                    Chief Executive Officer of Crown Financial  Ministries since
                    1985, at which time he founded Crown  Ministries in Longwood
                    ,FL.  Crown  Ministries  merged  with  Christian   Financial
                    Concepts  in   September   2000  to  form  Crown   Financial
                    Ministries,  the world's largest financial ministry. In 1972 he began his  commercial  real  estate  development  career, specializing  in office  development in the Central  Florida
                    area.  Mr.  Dayton  developed  The  Caboose,   a  successful
                    railroad-themed  restaurant in Orlando,  FL in 1969. He also is the author of Your  Money  Counts,  Free and  Clear,  and
                    Crown's Small Group Studies.

Peter L. Ochs, 54

                    Mr.  Ochs is founder of  Capital  III, a private  investment banking firm located in Wichita,  Kansas. The firm has acted as an  intermediary  in  over  120  transactions  since  its founding in 1982.  In addition the firm  provides  valuation services to private  companies  for such purposes as ESOP's, estate  planning,  M & A, buy/sells,  and internal  planning
                    strategies.   The  firm  also  provides  both  tactical  and
                    strategic  planning for privately held companies.  In recent years the firm has focused  primarily on providing  services to  companies  in which Mr.  Ochs holds an equity  interest.
                    Since 1987, Mr. Ochs has been an active investor and officer of  several  privately  held  companies.  In most  cases his ownership position has represented a controlling interest in the  enterprise.  Companies  in  which  he has held or still holds an  investment  include a  community  bank,  a medical equipment company, a manufacturer of electrical  assemblies, a sports  training  equipment  company,  a  manufacturer  of corporate  identification  products,  a cable TV programming company,  and a retail lifestyle clothing store. Mr. Ochs is also one of the  founding  members  of  Trinity  Academy;  a
                    Christ centered college  preparatory high school in Wichita.
                    Prior to founding Capital III, Mr. Ochs spent 8 years in the
                    commercial   banking   business.   He  graduated   from  the
                    University  of Kansas in 1974  with a degree in  business  &
                    finance.

William W. Perry, 49

                    Director of UTG since 2001; Owner of SES Investments,  Ltd., an oil and gas investments company since 1991;  President of
                    EGL Resources, Inc., an oil and gas operations company based in Texas and New  Mexico  since  1992;  President  of a real estate investment company; Director of Young Life Foundation and involved with Young Life in various capacities; Director of Abel-Hangar Foundation;  Director of River Foundation;  ;
                    Director of Millagros  Foundation  Director of University of
                    Oklahoma  Associates;  Midland,  Texas city  council  member since 2002.

James P. Rousey, 47

                    Executive Vice President,  Chief Administrative  Officer and
                    Director  of  UTG  and  Universal  Guaranty  Life  Insurance
                    Company since September  2001;  Regional CEO and Director of
                    First Southern National Bank from 1988 to 2001; Board Member with the  Illinois  Fellowship  of Christian  Athletes  from
                    2001-2005.

The Board of Directors  recommends that  shareholders vote "FOR" the election of the director nominees listed above.

                           EXECUTIVE OFFICERS OF UTG

More detailed  information  on the following  executive  officers of UTG appears under "Directors":

Jesse T. Correll           Chairman of the Board and Chief Executive Officer
Randall L. Attkisson       President and Chief Operating Officer
James P. Rousey            Executive Vice President and Chief Administrative Officer

Other executive officers of UTG are set forth below:

Name, Age

                    Position with UTG and, Business Experience

Theodore C. Miller, 43

                    Corporate   Secretary  since  December  2000;   Senior  Vice
                    President and Chief Financial  Officer since July 1997; Vice
                    President since October 1992 and Treasurer from October 1992 to December  2003;  Vice President and Controller of certain affiliated  companies from 1984 to 1992;  Vice President and
                    Treasurer of certain affiliated companies from 1992 to 1997;
                    Senior  Vice  President  and  Chief  Financial   Officer  of
                    subsidiary  companies  since 1997;  Corporate  Secretary  of subsidiary companies since 2000.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information  regarding  compensation paid to or earned by UTG's Chief Executive Officer and each of the executive officers of UTG whose salary plus bonus exceeded $100,000 during UTG's last fiscal year:

                           SUMMARY COMPENSATION TABLE

Name and                                           Annual Compensation          All Other (1)
Principal Position                       Year      Salary ($)    Bonus ($)      Compensation ($)

Jesse T. Correll                         2005          75,636       -               4,500
Chairman of the Board
Chief Executive Officer
                                         2004          75,720       -               4,500
                                         2003          75,720       -               4,500

Randall L. Attkisson                     2005          75,636       -               4,500
President
                                         2004          75,720       -               4,500
                                         2003          75,720       -               4,500

Theodore C. Miller                       2005         100,000       -               3,000
Corporate Secretary
Senior Vice President
Chief Financial Officer
                                         2004         100,000                       3,000
                                         2003         100,000     3,000             3,000

James P. Rousey                          2005         135,000       -               2,025
Executive Vice President
Chief Administrative Officer
                                         2004         135,000       -               1,519
                                         2003         135,000                       2,025

Douglas A. Dockter (2)                   2005         100,000                       2,700
Vice President
                                         2004         100,000     1,000             2,700
                                         2003         100,000     4,000             2,689

     (1)  All Other Compensation  consists of UTG's matching contribution to the
          Employee Savings Trust 401(k) Plan.

     (2)  Mr.  Dockter is not  considered  an  executive  officer of UTG, but is
          included   in  this  table   pursuant   to   compensation   disclosure
          requirements.

Compensation of Directors

UTG's standard  arrangement for the compensation of directors provides that each director shall receive an annual retainer of $2,400,  plus $300 for each meeting attended and  reimbursement  for  reasonable  travel  expenses.  UTG's  director compensation policy also provides that directors who are employees of UTG do not
receive  any   compensation   for  their   services  as  directors   except  for
reimbursement for reasonable travel expenses for attending each meeting.

                        REPORT ON EXECUTIVE COMPENSATION

Introduction

The  Board of  Directors  does not have a  formal  compensation  committee.  The compensation  of UTG's  executive  officers is  determined  by the full Board of
Directors.  The  Board of  Directors  strongly  believes  that  UTG's  executive officers  directly impact the short-term and long-term  performance of UTG. With this belief and the corresponding  objective of making decisions that are in the best interest of UTG's  shareholders,  the Board of Directors places significant emphasis on the design and administration of UTG's executive compensation plans.

Executive Compensation Elements

Base  Salary.  The  Board of  Directors  establishes  base  salaries  at a level intended to be within the competitive market range of comparable  companies.  In addition  to the  competitive  market  range,  many  factors are  considered  in determining  base  salaries,  including  the  responsibilities  assumed  by  the executive, the scope of the executive's position, experience, length of service, individual performance and internal equity considerations. In addition to a base salary,  increased  compensation of current and future executive officers of the
Company  will  be  determined  using a  "performance  based"  philosophy.  UTG's financial  results are analyzed and future  increases  to  compensation  will be proportionately based on the profitability of the Company.

Stock  Options.  Stock  options  are granted at the  discretion  of the Board of
Directors.  There were no options granted to the named executive officers during the last three fiscal years.

Employee and Directors Stock Purchase Plan

On March 26, 2002, the Board of Directors of UTG adopted, and on June 11,  2002, the  shareholders  of UTG approved,  the UTG, Inc.  Employee and Director  Stock
Purchase  Plan.  The plan's  purpose is to  encourage  ownership of UTG stock by eligible  directors and employees of UTG and its  subsidiaries by providing them with an  opportunity  to  invest  in shares  of UTG  common  stock.  The plan is administered  by the Board of  Directors  of UTG. A total of  400,000  shares of common stock may be purchased under the plan, subject to appropriate  adjustment for stock dividends,  stock splits or similar  recapitalizations  resulting in a change in shares of UTG.  The plan is not  intended  to qualify as an  "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

During 2005 and 2004, the Board of Directors of UTG approved offerings under the plan to qualified  individuals.  For the years ended December 31, 2005 and 2004, two individuals purchased 12,000 and four individuals purchased 14,440 shares of
UTG common  stock,  respectively.  Each  participant  under the plan  executed a
"stock  restriction and buy-sell  agreement",  which among other things provides
UTG with a right of first refusal on any future sales of the shares  acquired by the participant under this plan.

The  purchase  price of  shares  repurchased  under the  stock  restriction  and buy-sell agreement shall be computed,  on a per share basis, equal to the sum of
(i) the  original  purchase  price paid to acquire such shares from UTG and (ii)
the  consolidated  statutory net earnings (loss) per share of such shares during the  period  from the end of the month  next  preceding  the month in which such shares  were  acquired  pursuant  to the  plan,  to the  end of the  month  next preceding the month in which the sale of such shares to UTG occurs. The original issue price of shares at the time this program began was  established  at $12.00 per share.  At December 31, 2005, UTG had 101,877 shares  outstanding  that were issued  under this  program  with a value of $ 12.93  per share  pursuant to the above formula.

Chief Executive Officer

On March 27,  2000,  Jesse T.  Correll  assumed the  position of Chairman of the
Board and Chief Executive  Officer of UTG and each of its affiliates.  Under Mr.
Correll's  leadership,  he declined to receive a salary, bonus or other forms of compensation  for his duties with UTG and its  affiliates  in the year 2000.  In
March 2001, the Board of Directors  approved an annual salary for Mr. Correll of
$75,000,  payment  of  which  began on April 1,  2001.  As a  reflection  of Mr.
Correll's leadership,  the compensation of current and future executive officers of the Company will be determined by the Board of Directors using a "performance based" philosophy.  The Board of Directors will consider UTG's financial results
and  future  compensation   decisions  will  be  proportionately  based  on  the
profitability of the Company.

Conclusion

The Board of Directors  believes  this  executive  compensation  plan provides a competitive and motivational  compensation package to the executive officer team necessary to produce the results UTG strives to achieve.  The Board of Directors also believes the executive  compensation  plan  addresses both the interests of the shareholders and the executive team.

                               BOARD OF DIRECTORS

          John S. Albin                               Ward F. Correll
          Randall L. Attkisson                        Thomas F. Darden
          Joseph A. Brinck, II                        William W. Perry
          Jesse T. Correll                            James P. Rousey

                               PERFORMANCE GRAPH

The following graph compares the cumulative  total  shareholder  return on UTG's
Common  Stock  during the five  fiscal  years ended  December  31, 2005 with the cumulative total return on the NASDAQ Composite Index Performance and the NASDAQ
Insurance  Stock Index (1). The graph assumes that $100 was invested on December
31, 2000 in each of the Company's  common stock, the NASDAQ Composite Index, and the NASDAQ Insurance Stock Index, and that any dividends were reinvested.

(1)  UTG selected  the NASDAQ  Composite  Index  Performance  as an  appropriate comparison since during the time period  reflected,  UTG's Common Stock was traded on the NASDAQ  Small Cap market  under the  symbol  "UTGN.OB"  until
     December 31, 2001.  Furthermore,  UTG selected the NASDAQ  Insurance  Stock
     Index as the second  comparison  because  there is no similar  single "peer company" in the NASDAQ system with which to compare stock  performance  and the closest additional  line-of-business index which could be found was the
     NASDAQ  Insurance  Stock Index.  Trading  activity in UTG's Common Stock is limited,  which may be due in part as a result of UTG's  low  profile.  The performance  graph is not intended to forecast or be indicative of possible future performance of UTG's stock.

The foregoing graph shall not be deemed to be incorporated by reference into any filing of UTG under the Securities Act of 1933 or the Securities Exchange Act of
1934,  except to the extent that UTG specifically  incorporates such information by reference.

                       COMPENSATION COMMITTEE INTERLOCKS
            AND INSIDER PARTICIPATION AND RELATED PARTY TRANSACTIONS

UTG does not have a  compensation  committee and decisions  regarding  executive officer  compensation  are  made by the  full  Board of  Directors  of UTG.  The following  persons  served as directors of UTG during 2005 and were  officers or employees of UTG or its  affiliates  during 2005:  Jesse T. Correll,  Randall L.
Attkisson and James P. Rousey. Accordingly,  these individuals have participated in  decisions  related to  compensation  of  executive  officers  of UTG and its subsidiaries.

During 2005,  Jesse T. Correll and Randall L. Attkisson,  executive  officers of
UTG and UG,  were also  members  of the Board of  Directors  of UTG's  insurance subsidiary.

Jesse T.  Correll and Randall L.  Attkisson  are each  directors  and  executive officers of FSBI and participate in compensation decisions of FSBI. FSBI owns or controls directly and indirectly  approximately  44.7% of the outstanding common stock of UTG.

                        OTHER RELATED PARTY TRANSACTIONS

On July 1, 2005, United Trust Group, Inc., an Illinois corporation,  merged with and into its wholly-owned  subsidiary,  UTG, Inc. (UTG), a Delaware corporation, for the purpose of effecting a change in the  Company's  state of  incorporation from  Illinois to  Delaware.  The merger was  effected  pursuant to that certain
Agreement  and Plan of Merger  dated as of April 4, 2005,  which was approved by the boards of directors of both UTG and United Trust Group,  Inc. The merger was approved by the holders of two-thirds of the outstanding  shares of common stock of United Trust Group,  Inc. at the 2005 annual meeting of  shareholders on June
15, 2005, and by the sole stockholder of UTG, Inc. on June 15, 2005.

On  September 1,  2004,  UTG  contributed  the common stock of its  wholly-owned subsidiary, North Plaza, to its life insurance subsidiary, UG. The contribution, which  received  prior  approval by the  regulatory  authorities,  increased the capital of the life insurance subsidiary by $ 7,857,794.

On February 20, 2003, UG purchased  $ 4,000,000  of a trust  preferred  security offering issued by FSBI. The security has a mandatory  redemption after 30 years with a call provision after 5 years. The security pays a quarterly dividend at a fixed rate of 6.515%. The Company received $ 264,219, $ 264,842 and $ 226,104 of dividends in 2005, 2004 and 2003, respectively.

On June 18,  2003,  UG entered  into a lease  agreement  with  Bandyco,  LLC, an affiliated  entity,  for a one-sixth  interest in an aircraft.  Bandyco,  LLC is affiliated  with Ward F.  Correll,  who is a director of the Company.  The lease term is for a period of five years at a total cost of  $ 523,831  per year.  The
Company  is  responsible  for its  share of  annual  non-operational  costs,  in addition to the operational costs as are billable for specific use.

On March 26, 2002, the Board of Directors of UTG adopted, and on June 11,  2002, the  shareholders  of UTG approved,  the UTG, Inc.  Employee and Director  Stock
Purchase Plan (See Note 10.A. to the consolidated financial statements).

At the March 2003 Board of Directors  meeting,  the  Appalachian  Life Insurance
Company (APPL) and UG Boards  reaffirmed the merger of APPL with and into UG and approved the final merger  documents.  Upon  receiving the necessary  regulatory approvals,  the merger of Abraham Lincoln  Insurance Company (ABE) and APPL with and into UG was consummated  effective July 1, 2003. ABE and APPL were each 100%
owned subsidiaries of UG prior to the merger. Management of the Company believes the  completion  of the mergers will provide the Company  with  additional  cost savings.  These cost savings result from  streamlining the Company's  operations and organizational  structure from three life insurance subsidiaries to one life insurance subsidiary,  UG. Thus, the Company will further improve administrative efficiency.

On  January 1,  1993,  UTG  entered an  agreement  with UG pursuant to which UTG provided management services necessary for UG to carry on its business.  UG paid
$ 5,054,918,  $ 5,625,451  and  $ 5,906,406  to  UTG in  2005,  2004  and  2003,
respectively, under this arrangement.

Prior to its  merger,  ABE  paid  fees to UTG  pursuant  to a cost  sharing  and management fee agreement.  UTG provided  management services for ABE to carry on its  business.  The  agreement  required ABE to pay a  percentage  of the actual expenses incurred by UTG based on certain activity indicators of ABE business to the business of all the insurance  company  subsidiaries  plus a management  fee based on a percentage of the actual expenses  allocated to ABE. ABE paid fees of
$ 165,269 in 2003 to UTG under this agreement.

Prior to its merger,  APPL had a management  fee agreement  with UTG whereby UTG provided certain administrative duties, primarily data processing and investment advice. APPL paid fees of $ 222,000 to UTG during 2003 under this agreement.

Respective domiciliary insurance departments have approved the agreements of the insurance companies and it is Management's opinion that where applicable,  costs have been  allocated  fairly  and such  allocations  are based  upon  accounting principles generally accepted in the United States of America.

UG from time to time acquires  mortgage loans through  participation  agreements with FSNB.  FSNB  services UG's mortgage  loans  including  those covered by the participation  agreements. UG pays a .25% servicing fee on these loans and a one time fee at loan  origination of .50% of the original loan amount to cover costs incurred by FSNB relating to the  processing and  establishment  of the loan. UG paid $77,597,  $ 45,468 and $ 63,214 in servicing  fees and  $ 112,109,  $ 0 and
$ 13,821 in origination fees to FSNB during 2005, 2004 and 2003, respectively.

The Company reimbursed expenses incurred by Mr. Jesse T. Correll and Mr. Randall
L.  Attkisson  relating  to travel  and  other  costs  incurred  on behalf of or relating to the  Company.  The Company paid  $ 68,318,  $ 50,098 and $ 20,238 in
2005,  2004  and  2003,   respectively  to  First  Southern  Bancorp,   Inc.  in
reimbursement  of such costs. In addition,  beginning in 2001, the Company began reimbursing FSBI a portion of salaries and pension costs for Mr. Correll and Mr.
Attkisson.  The  reimbursement  was approved by the UTG Board of  Directors  and totaled $ 160,272, $ 160,440 and $ 160,440 in 2005, 2004 and 2003, respectively, which included salaries and other benefits.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Brown  Smith  Wallace LLC (BSW)  served as UTG's  independent  certified  public acounting  firm for the fiscal year ended  December  31, 2005.  Kerber,  Eck and
Braeckel LLP ("KEB") served as UTG's  independent  certified  public  accounting firm for the fiscal year ended  December  31,  2004.  In serving  their  primary function as outside  auditor for UTG, BSW and KEB performed the following  audit services:  examination of annual consolidated  financial statements;  assistance and  consultation on reports filed with the Securities and Exchange  Commission;
and assistance and  consultation  on separate  financial  reports filed with the
State   insurance   regulatory   authorities   pursuant  to  certain   statutory
requirements.

     Audit Fees.  Audit fees billed for these audit services in the fiscal years ended  December  31, 2005 and  December  31, 2004  totaled $ 97,493 and $99,970, respectively,  and audit fees  billed  for  quarterly  reviews of the  Company's financial  statements  totaled  $18,633 and $12,014 for the years 2005 and 2004, respectively.

     Audit Related Fees. No audit related fees were incurred by the Company from
BSW or KEB for the fiscal years ended December 31, 2005 and December 31, 2004.

     Tax Fees. BSW or KEB did not render any services related to tax compliance, tax advice or tax  planning  for the fiscal  years ended  December  31, 2005 and
December 31, 2004.

     All Other Fees.  No other  services  besides the audit  services  described above were  performed by, and therefore no other fees were billed by, BSW or KEB for services in the fiscal years ended December 31, 2005 and December 31, 2004.

The audit  committee of the Company  appoints the independent  certified  public accounting firm, with the appointment approved by the entire Board of Directors.
Non-audit related services to be performed by the firm are to be approved by the audit  committee  prior to  engagement.  The  Company had no  non-audit  related services  performed by BSW or KEB for the fiscal  years ended  December 31, 2005 and December 31, 2004.

          SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

In order for a proposal by a shareholder to be included in UTG's proxy statement and form of proxy for the 2007 Annual Meeting of Shareholders, the proposal must be received by UTG at its principal office on or before January 23, 2007.

Shareholder  proposals  submitted  after  April  13,  2007,  will be  considered untimely,  and the proxy  solicited  by UTG for next year's  annual  meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

Management  does not intend to bring any other  business  before the  meeting of
UTG's  shareholders  and has no reason to believe  that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting,  the proxies  named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

                 MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

In late 2000,  the  Securities  and Exchange  Commission  adopted new rules that permit  companies  and  intermediaries  (e.g.,  brokers) to satisfy the delivery requirements  for proxy  statements  with  respect  to two or more  stockholders sharing the same address by  delivering a single  proxy  statement  addressed to those  stockholders.  This process allows for extra convenience for stockholders and potential costs savings for companies.

This year, one or more brokers with  accountholders who are UTG shareholders may send a single proxy statement addressed to two or more shareholders  sharing the same address. In those cases, a single proxy statement and Annual Report will be
delivered  to  multiple   stockholders   sharing  an  address  unless   contrary
instructions  have been  received from the affected  stockholder.  Once you have received  notice from your broker  that they will be sending  communications  to your  address  in this  way,  they will  continue  this  practice  until you are notified  otherwise or until you revoke your  consent.  If, at any time,  you no longer wish to receive proxy materials and  communications in this way and would prefer to receive a separate  proxy  statement,  please  notify  your  broker or direct your written request to UTG, Inc.,  Theodore C. Miller,  Secretary,  5250
South Sixth Street, P.O. Box 5147, Springfield, Illinois, 62705-5147, or contact
Mr.  Miller at  217-241-6300.  UTG will deliver  promptly,  upon written or oral request in the manner provided above, a separate copy of the proxy statement and
Annual Report for the fiscal year ended  December 31, 2005 to a shareholder at a shared  address  to which a single  copy was  delivered.  If your  broker is not currently  delivering  a  single  proxy  statement  addressed  to  two  or  more shareholders  sharing the same address (i.e.,  you received  multiple  copies of this proxy statement),  and you would like to request delivery of a single copy, you should contact your broker.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UTG has filed its Annual  Report for the year ended  December  31,  2005 on Form
10-K  with  the  Securities  and  Exchange  Commission.  A copy  of the  report, including any financial  statements and financial  statement  schedules,  may be obtained  without charge by any  shareholder.  Requests for copies of the report should be sent to Theodore C.  Miller,  Secretary,  UTG,  Inc.,  P.O.  Box 5147,
Springfield, Illinois, 62705-5147.

                                               BY ORDER OF THE BOARD OF DIRECTORS

                                               UTG, INC.

                                               /s/ Theodore C. Miller

                                               Theodore C. Miller, Secretary

Dated: May 24, 2006

Dear Shareholders:

     The 2006 Annual  Meeting of  Shareholders  of UTG, Inc. will be held at the corporate  headquarters,  5250 South Sixth  Street,  Springfield,  Illinois
     62703,  on  Wednesday  June  21,  2006,  at  10:00  a.m.  At  the  meeting, shareholders  will act to elect ten directors,  and to vote upon such other business as may properly be brought before the meeting.

     Your vote is  important.  Whether  or not you plan to attend  the  meeting, please review the enclosed proxy  statement,  complete the proxy form below and return it promptly in the envelope provided.

     It is important to keep your stock portfolio current.  Registrations should be kept up-to-date.  Remember to notify the Company of a change in address.
     Our stock  transfer  department  is  available to assist you with these and other shareholder questions.

     Sincerely,

     /s/ Theodore C. Miller

     Theodore C. Miller
     Corporate Secretary

Fold and Tear Here                                            Fold and Tear Here

PROXY FORM                        UTG, INC.                           PROXY FORM
            Annual Meeting of Shareholders - To be Held June 21, 2006
                   THE BOARD OF DIRECTORS SOLICITS THIS PROXY

     The undersigned  hereby appoints Jesse T. Correll and Randall L. Attkisson,
     or  either  of  them,   the  attorneys  and  proxies  with  full  power  of
     substitution and revocation to represent and to vote, as designated  below, all the  shares  of  common  stock of the  Company  held of  record  by the undersigned  on May 1, 2006, at the annual  meeting of  shareholders  to be held at the corporate headquarters,  5250 South Sixth Street,  Springfield,
     Illinois  62703,  on  Wednesday  June  21,  2006  at  10:00  a.m.,  or  any
     adjournment thereof.

     This  proxy when  properly  executed  will be voted in the manner  directed herein by the undersigned shareholder.  IF NO DIRECTION IS MADE, THIS PROXY
     WILL BE VOTED FOR ALL PROPOSALS PRESENTED.

     Please sign  exactly as your name appears on the form and date and mail the proxy  promptly.  When  signing as an  attorney,  executor,  administrator, trustee or  guardian,  please  give your full title as such.  If shares are held jointly, both owners must sign. If a corporation,  please sign in full corporate name by President and other authorized officer. If a partnership, please sign in partnership name by authorized person.

                Continued and to be voted and signed on reverse.

Our Stock  Transfer  Department  is  available  to assist  you with  changes  or questions concerning your account.

Lost Certificate  -  Notification  of a lost stock  certificate  must be made in writing.

Address - Notification  of shareholder  address changes must be made in writing.
     If your address has changed or should change in the future,  please give us your new address below.

         Your
         (Old Address) - Street
           City                                               State                      Zip

         (New Address) - Street
           City                                               State                      Zip

         Date new address in effect                         Signature

Registration - A change in certification registration is needed because of:

                      Marriage                       Divorce

                      Death of a tenant              Establishment of a trust

                      Remove custodian               Other - Explain

For  instructions  about your  specific  situation,  contact our Stock  Transfer
Department by phone at (217)  241-6410,  by writing to UTG,  Inc.,  Attn:  Stock
Transfer Department,  P.O. Box 5147,  Springfield,  IL 62705-5147 or through our website at www.utgins.com.

                                  Signature

                                       Date

Acct#

Fold and Tear Here                                            Fold and Tear Here

                                                           Withhold      For All
                                                   For     Authority      Except*

1.   To elect all  Director  Nominees  to serve on the Board of  Directors.  The nominees are: John S. Albin,  Randall L. Attkisson,  Joseph A. Brinck,  II,
     Jesse T. Correll,  Ward F. Correll,  For Authority Except* Thomas F. Darden
     II, Howard L. Dayton Jr., Peter L Ochs, William W. Perry, James P. Rousey.

     *Exceptions:  To vote for all  director  nominees,  mark the "For" box.  To withhold  voting for all nominees,  mark the "Withhold  Authority"  box. To withhold voting for a particular nominee, mark the "For All Except" box and enter name(s) of the  exception(s) in the space provided.  Your shares will be voted for the remaining nominees.

2.   In their  discretion,  the proxies are  authorized  to vote upon such other business  as may  properly  come  before  the  meeting  or any  adjournment thereof.

      Signature                                      Date

      Signature                                      Date